Fees Summary	Aug. 22, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 42,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	6,430.20
Total Offset Amount	1,900.26
Net Fee	$ 4,529.94